SEC FILE NO. 333-83071


                          ING VARIABLE INSURANCE TRUST

                     Supplement dated April 17, 2001 to the
          ING Variable Insurance Trust Prospectus dated April 28, 2000


RESIGNATION OF SUB-ADVISER FOR ING VARIABLE INSURANCE TRUST -
ING GLOBAL BRAND NAMES FUND

     Effective May 5, 2001, ING Investment Management Advisors B.V. ("IIM") will no longer serve as Sub-Adviser of ING Variable Insurance Trust - Global Brand Names Fund (the "Fund"). IIM currently serves as a Sub-Adviser to the Adviser(1) to the Fund. Effective May 5, 2001, the Adviser will directly manage the Fund under its existing Investment Management Agreement. The fees payable to the Adviser will not change.

     Effective May 5, 2001, Mary Lisanti, Jeffrey Bernstein, Richard T. Saler and Phillip A. Schwartz will share responsibility for the day-to-day management of the Fund. Ms. Lisanti is Executive Vice President and Chief Investment Officer -- Domestic Equities of ING Pilgrim Investments, LLC ("ING Pilgrim Investments"). Prior to joining ING Pilgrim Investments in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim Investments. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

     Jeffrey Bernstein is Senior Vice President of ING Pilgrim Investments. Prior to joining ING Pilgrim Investments in October 1999, Mr. Bernstein was a Portfolio Manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim Investments. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

     Richard T. Saler is Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim Investments. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (which was acquired by ING Pilgrim Investments' parent company in July 2000).

     Phillip A. Schwartz is Senior Vice President and Director of International Equity Investment Strategy of ING Pilgrim Investments. Prior to joining ING Pilgrim Investments in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim Investments' parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.


                    SAVE THIS SUPPLEMENT FOR FUTURE REFERENCE

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(1)  ING Mutual Funds  Management  Co.  LLC  ("IMFC")  serves as  Adviser to the
     Fund. On April 30, 2001, IMFC will merge into its sister company, ING Pilgrim Investments, LLC, and ING Pilgrim Investments, LLC will manage the Fund.